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                                 Exhibit 10.32

                             EQUITY SOURCE PARNTERS
                              575 Jericho Turnpike
                             Jericho, New York 11753

                                                                 August 14, 2007

Raymond Cannefax
CEO
Paradigm Medical Industries, Inc.
2355 South 1070 West
Salt Lake City, Utah  84119

Dear Ray;

         As per our discussions of earlier dates, Equity Source Partners, LLC ("ESP") is pleased to act as exclusive financial advisor to Paradigm Medical Industries, Inc. (the "Company") in connection with the Company's interest in raising private capital, creating a strategy for growing the core business, the pursuit of a follow-on offering and providing general strategic corporate advice.

1.       Strategic Advisory Services
         ---------------------------

         ESP will provide strategic and fund raising assistance and advice as the Company may reasonably request, including the following:

         a) Assist in identifying and introducing the company to third parties in connection with potential strategic relationships;

         b) Assist the Company in reviewing presentations to third parties interested in strategic relationships;

         c)   Provide advice  regarding  issues relating to potential  strategic
              relations,   capital  raises  and  potential   investment  banking
              contacts;

         d) Establish contact with prospective providers of capital and their advisors

         e) Assist the Company in establishing a value range for potential transactions;

         f) Assist the Company, where practicable, in its due diligence procedures;

         g) Counsel the Company as to strategy and tactics for negotiating with the prospective providers of capital;

         h)   Advise as to the structure and form of potential transactions; and

         i) Assuming an agreement is reached for a potential transaction, assist in reviewing matters necessary to consummate the potential transaction.

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2.       Financing Services
         ------------------

The Services to be performed on behalf of the Company respecting a Financing include the following:

         a) Visiting with representatives of the Company to learn more about its operations, business and financial condition;

         b)   Advise  the  Company  as  to  appropriate   terms  and  conditions
              respecting any Financing;

         c) Review an executive summary prepared by the Company to be used to solicit prospective providers of capital;

         d)   Solicit prospective  providers of capital on the Company's behalf;
              and

         e) Assist the Company in negotiating the terms of a definitive agreement with one or more providers of capital on the most favorable possible terms to it.

3.       Terms of Agreement
         ------------------

ESP will act for the Company as provided above from the date of this letter for a period of twelve months unless this assignment is extended by mutual consent.

4.       General Retainer, Strategic Advisory Fee, Success Fees and Expenses
         -------------------------------------------------------------------

         a) As compensation for ESP's services in providing such consulting services, advice and assistance, the Company agrees to issue ESP an advisory fee equal to an aggregate of 3% of the outstanding shares of Paradigm Medical Industries, Inc. common stock. It is understood that these shares will be adjusted to the extent that any additional shares of Paradigm Medical are issued subsequent to signing this agreement. To the extent practicable, the shares will be included in the next registration statement filed by the Company.

         b) As compensation for ESP's services in providing access to capital and potential banking relationships, the Company agrees to pay ESP as follows:

              (i) A cash fee to equal to 7.5% of the gross proceeds received from the sale of securities to investors who were introduced to the Company by ESP and a cash fee equal to 3% of the gross proceeds received from the sale of securities to investors who were not introduced by ESP.

5.       Governing Law
         -------------

This letter agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to conflicts of law principles. The Company hereby agrees that any suit or proceedings arising out of or relating to the engagement contemplated hereby shall be had in the federal or state courts in New York and hereby consents to jurisdiction and venue in such courts. ESP hereby agrees and the Company hereby agrees, on its own behalf and on behalf of its security holders, to waive any right to trial by jury with respect to any claim, counter-claim or action arising out of or in connection with this letter agreement.

6.       Sole and Entire Agreement; Binding Effect
         -----------------------------------------

This agreement is the sole and entire agreement between the parties pertaining to its subject matter and supersedes all prior agreements, representations and understandings of the parties. No modifications of this agreement shall be binding unless agreed to in writing by ESP and the Company. This agreement shall be binding on and shall insure to the benefit of the successors and assigns of the parties hereto.



                                                /s/ Cary Sucoff
                                                ----------------------
                                                Cary Sucoff
                                                Equity Source Partners

Agreed and Accepted:


/s/ Raymond Cannefax
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Raymond Cannefax
Paradigm Medical Industries, Inc.











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